MATERIAL EVENTS DURING THE REPORTING PERIOD (Narrative) (Details) - 6 months ended Jun. 30, 2024 - Executive and Key Employee Israeli Share Incentive Plan 2021	Share Years SFr / shares	Share Years $ / shares
Disclosure Of Material Events During Reporting Period Explanatory [Line Items]
Number of options granted | Share	20,000	20,000
Vesting period	3 years	3 years
Percentage of vesting after one year	25.00%	25.00%
Percentage of vesting in each quarter thereafter	9.375%	9.375%
Weighted average fair value of options granted | (per share)	SFr 1.403	$ 1.571
Share price	4.89
Exercise price	SFr 8.5
Expected volatility	53.06%	53.06%
Risk free interest rate	0.65%	0.65%
Expected dividend	0.00%	0.00%
Expected average life of options | Years	4.6	4.6